The Acquirers Fund
Schedule of Investments
July 31, 2022 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 99.8%
		Basic Materials - 9.7%
22,748		Southern Copper Corporation	$1,132,851
17,711		Steel Dynamics, Inc.	1,379,333
63,126		United States Steel Corporation	1,492,930
			4,005,114
		Communications - 3.0%
7,698		Meta Platforms, Inc. - Class A (a)	1,224,752
		Consumer, Cyclical - 21.0%
17,844		Best Buy Company, Inc.	1,373,810
3,324		Domino’s Pizza, Inc.	1,303,374
2,136		O’Reilly Automotive, Inc. (a)	1,502,868
34,795		PulteGroup, Inc.	1,517,758
10,507		Williams-Sonoma, Inc.	1,517,421
11,508		Yum! Brands, Inc.	1,410,190
			8,625,421
		Consumer, Non-cyclical - 20.2%
5,377		Amgen, Inc.	1,330,646
17,025		Colgate-Palmolive Company	1,340,549
18,597		Hologic, Inc. (a)	1,327,454
5,571		Laboratory Corporation of America Holdings	1,460,661
28,140		National Beverage Corporation	1,524,625
5,732		United Therapeutics Corporation (a)	1,324,493
			8,308,428
		Energy - 2.9%
37,154		Warrior Met Coal, Inc.	1,186,327
		Financial - 19.9%
10,447		Allstate Corporation	1,221,986
13,273		Evercore, Inc. - Class A	1,326,902
43,158		Federated Hermes, Inc.	1,472,119
25,023		First American Financial Corporation	1,451,334
53,169		Janus Henderson Group plc	1,370,165
24,054		SEI Investments Company	1,331,629
			8,174,135
		Industrial - 6.7%
167,193		GrafTech International, Ltd.	1,287,386
23,199		Louisiana-Pacific Corporation	1,476,152
			2,763,538
		Technology - 16.4%
37,492		HP, Inc.	1,251,858
34,228		Intel Corporation	1,242,818
22,768		Micron Technology, Inc.	1,408,428
19,500		NetApp, Inc.	1,390,935
18,544		Oracle Corporation	1,443,465
			6,737,504
		TOTAL COMMON STOCKS (Cost $44,659,407)	41,025,219

		SHORT-TERM INVESTMENTS - 0.0% (b)
5,000		First American Government Obligations Fund - Class X, 1.70% (c)	5,000
5,000		First American Treasury Obligations Fund - Class X, 1.80% (c)	5,000
		TOTAL SHORT-TERM INVESTMENTS (Cost $10,000)	10,000
		Total Investments (Cost $44,669,407) - 99.8%	41,035,219
		Other Assets in Excess of Liabilities - 0.2%	92,256
		NET ASSETS - 100.0%	$41,127,475

		Percentages are stated as a percent of net assets.
	(a)	Non-income producing security.
	(b)	Represents less than 0.05% of net assets.
	(c)	Rate shown is the annualized seven-day yield as of July 31, 2022.

Summary of Fair Value Disclosure at July 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$41,025,219	$-	$-	$41,025,219
Short-Term Investments	10,000	-	-	10,000
Total Investments in Securities	$41,035,219	$-	$-	$41,035,219
^See Schedule of Investments for breakout of investments by sector classifications.

For the period ended Jul;y 31, 2022, the Fund did not recognize any transfers to or from Level 3.